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                                                                Exhibit 10.6.4



                     FIRST AMENDMENT TO CREDIT AGREEMENT


          THIS FIRST AMENDMENT TO CREDIT AGREEMENT (the "First Amendment") is made as of this 29th day of September, 1994 by and among GIANT CEMENT COMPANY, a Delaware corporation ("Giant"), KEYSTONE CEMENT COMPANY, a Pennsylvania corporation ("Keystone"; Keystone and Giant being herein collectively called "Borrowers" and individually called "Borrower"), and GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation ("Lender").

                              Statement of Facts

          WHEREAS, Lender and Borrowers are parties to that certain Credit Agreement, dated as of November 23, 1993 (the "Credit Agreement"), pursuant to which Lender has committed to make certain Revolving Credit Loans and Letter of Credit Obligations available to or at the request of Borrowers; and

          WHEREAS, KCC Delaware Company ("KCC"), the owner of all of the outstanding securities of Giant Cement Holding, Inc., a Delaware corporation ("Holding"), the direct parent company of the Borrowers, intends to sell all of such outstanding securities of Holding in an initial public offering (the "IPO") of Holding, and to contribute additional capital to Holding;

          WHEREAS, Giant Group, Ltd. ("Group") is the parent company of KCC;

          WHEREAS, the sale by KCC of the Holding securities in the IPO may be deemed a change of control of Borrowers (the "Change of Control");

          WHEREAS, Borrowers have requested that Lender consent to the Change in Control, and Lender is willing to consent to such change in control in accordance with the terms and conditions set forth below; and

          WHEREAS, as a result of the Change in Control, Lender and Borrowers desire to modify the Credit Agreement in certain respects in accordance with the terms and conditions set forth herein.

          NOW, THEREFORE, in consideratioan of the premises, the covenants and agreements contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrowers and Lender do hereby agree that all capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement (except as otherwise expressly defined or limited herein) and do hereby further agree as follows:

                              Statement of Terms

          1. Amendments to Credit Agreement. Subject to the fulfillment of the conditions precedent to the effectiveness of this First Amendment which are set forth below, the Credit Agreement shall be amended as follows:

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                (a)     The Credit Agreement shall be amended by deleting
        Section 6.17 thereof in its entirety.

                (b)     The Credit Agreement shall be amended by deleting
        Section 6.18 thereof in its entirety and by substituting in lieu thereof the following new Section 6.18:

                        "6.18 Change in Control. Borrowers shall not permit any Borrower to cease for any reason to be a wholly-owned subsidiary of Holding, not shall Borrowers permit the acquisition after September 29, 1994 by any Person, or by any two or more Persons acting in concert, of beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission) of forty percent (40%) or more of the outstanding Voting Stock Holding."

                (c) The Credit Agreement shall be further amended by deleting all references in Schedule 4.1 thereof to the term "Group" and by substituting in lieu thereof the term "Holding", such that all financial statements, proxy statements, notices and other reports of Holding (rather than Group and KCC) shall be delivered to Lender as provided in Schedule 4.1.

                (d) The Credit Agreement Agreement shall be further amended by adding the following definition to Annex A thereof:

                        "Holding" shall mean Giant Cement Holding, Inc., a Delaware corporation, and its successors and permitted assigns."

                (e) The Credit Agreement shall be further amended by deleting the definitions of "Guarantors" and "Tax Sharing Agreement" in Annex A thereof and by subtituting in lieu thereof the following new definitions of such terms:

                        "Guarantors" shall mean GRR, Holding, and each other Person who may execute a guarantee or a support, put or other similar agreement in favor of Lender in connection with the transactions contemplated by the Agreement."

                        "Tax Sharing Agreement" shall mean the tax sharing agreement, entered or to be entered into among Holding and all (or substantially all) of its subsidiaries (including the Borrowers and GRR)."

                (f) The Credit Agreement shall be further amended by deleting Schedule 10.9 to the Credit Agreement and by replacing in lieu thereof Schedule 10.9 attached hereto and incorporated herein and therein by reference.




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                2.  Consent; Waiver of Default.  Subject to the fulfillment of the conditions precedent to the effectiveness of this First Amendment which are set forth below, Lender hereby consents to the Change in Control and, accordingly, waives any Default or Event of Default arising under Section 6.18 of the Credit Agreement as a result of the Change in Control. The foregoing waiver applies only to the Change in Control as defined herein and shall not constitute Lender's consent to or waiver of any other or future Defaults or Events of Default under the Credit Agreement, as amended by this First Amendment.

                3. Substitution of Guarantors. Subject to the fulfillment of the conditions precedent to the effectiveness of this First Amendment which are set forth below, Lender hereby consents to the substitution of Holding for Group and KCC as guarantors of the Obligations under or in connection with the Credit Agreement. Upon the effectiveness of this First Amendment and without any further action by Lender, each of Group and KCC shall be released from any and all of their respective obligations to Lender under that certain Guaranty Agreement (Giant Cement Company Obligations) dated as of November 23, 1993 executed by Group, KCC, Keystone and GRR in favor of Lender and that certain Guaranty Agreement (Keystone Cement Company Obligations) dated as of
November 23, 1993 executed by Group, KCC, Giant and GRR (such guaranty agreements are collectively referred to as the "Existing Guaranty Agreements"). Notwithstanding any of the foregoing, nothing contained herein shall release any of Giant, Keystone or GRR from any of its obligations under the Existing Guaranty Agreements to which it is a party.

                4. No Other Amendments. Except for the amendments expressly set forth and referred to in Section 1 above, the Credit Agreement shall remain unchanged and in full force and effect. Nothing in this First Amendment is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any of Borrowers' Obligations under or in connection with the Credit Agreement or to modify, affect or impair the perfection or continuity of Lender's security interests in, security titles to or other liens on any Collaterl for the Obligations.

                5. Representations and Warranties. To induce Lender to enter into this First Amendment, each Borrower does hereby warrant, represent and covenant to Lender that: (a) each representation or warranty of such Borrower set forth in the Credit Agreement as amended by this First Amendment is hereby restated and reaffirmed as true and correct in all material respects on and as of the date hereof and after giving effect to the IPO and the Change in Control (except to the extent that any such representation or warranty expressly relates to a prior specific date or period), and no Default or Event of Default has occurred and is continuing as of this date under the Credit Agreement as amended by this First Amendment and after giving effect to the IPO and the Change in Control; and (b) said Borrower has the power and is duly authorized to enter into, deliver and perform this First Amendment and this First Amendment is the legal, valid and binding obligation of said Borrower enforceable against it in accordance with its terms.

                6. Conditions Precedent to Effectiveness of this First Amendment. The effectiveness of this First Amendment (including without limitation the amendments provided in Section 1 above, the consents and waivers set forth in Section 3 above, and the consent and releases set forth in Section 3 above) is subject to the truth and accuracy in all material respects of the representations and warranties of Borrowers contained in Section 5 above and to the fulfillment of the following additional conditions precedent by October 31, 1994:



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        (a)     Lender shall have received one or more counterparts of this
        First Amendment duly executed and delivered by Borrowers;

        (b) Each of Giant, Keystone and GRR (each in its capacity as a Guarantor) shall have consented to the execution, delivery and performance of this First Amendment and all of the transactions contemplated hereby (including without limitation the release contemplated by Section 3 above) by signing one or more counterparts of this First Amendment in the appropriate space indicated below and returning same to lender;

        (c) Lender shall have received from Holding one or more counterparts of duly completed Guaranty Agreements executed by Holding with respect to each Borrower's Obligations to Lender, which Guaranty Agreements shall be in form and substance satisfactory to Lender;

        (d) Lender shall have received from Holding one or more counterparts of a duly executed and completed closing certificate in form and substance satisfactory to Lender;

        (e) Lender shall have received an opinion of the primary outside counsel for the Borrowers, GRR and Holding with respect to the authorization, execution, delivery and enforceability of the Loan Documents described in clauses (a), (b) and (c) above and otherwise in form and substance satisfactory to Lender;

        (f) Lender shall have received a copy of the Certificate of Incorporation of Holding (certified by the Secretary of State of the state of its incorporation) together with current good standing certificates for Holding issued by the Secretary of State of Holding's jurisdiction of incorporation and the other jurisdictions where Holding is qualified to do business a a foreign corporation;

        (g) Lender shall have received a certified copy of any replacement Tax Sharing Agreement to be entered into among Holding, the Borrowers and GRR;

        (h) Lender shall have received a newly completed and executed letter from Holding to its independent accountants authorizing such accountants to discuss Holding's and its Subsidiaries' financial affairs with Lender, which letter shall be in substantially the form of Exhibit I to the Credit Agreement (subject to such changes therein as may be deemed necessary or appropriate by Lender);

        (i) The truthfulneess, completeness and accuracy of all documents, materials and other information submitted by or on behalf of the Borrowers, Holding, KCC or Group to Lender in support to their request for this First Amendment; the absence of any change in the executive management of Holding and the Borrowers from that previously disclosed to Lender; and the absence of any material change in the Change in Control or the IPO from that previously disclosed to Lender by the Borrowers;


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        (j) The absence of any Default or Event of Default arising from the
Change in Control or the IPO (other than the violation of Section 6.18 of the Credit Amendment);

        (k) The consummation of the Change in Control and the IPO, each in accordance with the terms set forth in the Preliminary Prospectus dated August 31, 1994 (the "PRELIMINARY PROSPECTUS,") relating to the issuance of 10,000,000 shares of common stock of Holding (but subject to such changes therein as are acceptable to Lender).

        7. EFFECTIVE DATE. If the aforesaid conditions precedent to the effectiveness of this First Amendment are fulfilled to Lender's satisfaction by the deadline stated in Section 6 above (subject to any waivers granted by Lender in writing in its discretion), the First Amendment shall be deemed effective from and after the date of this First Amendment first set forth above.

        8. COUNTERPARTS. This First Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

        9. GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE.

        10. BINDING EFFECT. This First Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. Each of Group and KCC is entitled to the benefit of
Section 3 of this First Amendment.

        IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered as of the day and year specified at the beginning hereof.


                                      BORROWERS:


                                      GIANT CEMENT COMPANY



                                      By:  /s/
                                         -----------------------

                                      Title: Vice President
                                            --------------------



                     (Signatures continued on next page)

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                  (Signatures continued from preceding page)



                          KEYSTONE CEMENT COMPANY


                          By:  /s/
                             ---------------------------------------

                          Title: Vice President
                                 -----------------------------------
                          LENDER:

                          GENERAL ELECTRIC CAPITAL
                          CORPORATION


                          By:  /s/
                             ---------------------------------------

                          Title: Vice President - Commercial Finance
                                 -----------------------------------






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